Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Big Cat Energy Corporation (the "Company") on Form 10-QSB for the period end of October 31, 2007 as filed with the Securities and Exchange Commission on the date here of (the "report"), I, Timothy Barritt, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

          Dated this 13th day of December, 2007.

TIMOTHY BARRITT
Timothy Barritt
President and Chief Executive Officer